GENERAL DATACOMM INDUSTRIES, INC.

                RETIREMENT SAVINGS & DEFERRED PROFIT SHARING PLAN


Amendments made this 31st day of March, 1996.


1. The first two sentences of Section 4.1(a) are amended in their entirety, effective April 1, 1996, to read as follows:

         4.1      Before-Tax Contributions.

         (a) Subject to the limitations of Sections 4.3 and 4.6 hereof, each Eligible Employee may elect to contribute to the Plan, by completing an enrollment form in accordance with subsection (b), an amount equal to any selected whole percentage up to fifteen percent (15%) of his Compensation in such pay date as a Before-Tax Contribution, effective with the first pay date coinciding with the date on which he becomes a Member. Such Member's Before-Tax Contribution may not exceed the maximum permitted by law during any calendar year.


                                             By Order of the Board of Directors



                                             Approved:

                                             /S/ WILLIAM S. LAWRENCE
                                             William S. Lawrence
                                             Senior Vice President, Finance

                        GENERAL DATACOMM INDUSTRIES, INC.

                RETIREMENT SAVINGS & DEFERRED PROFIT SHARING PLAN


Amendments made this 5th day of June, 1996.


1. Section 2.1 is amended in its entirety, effective October 1, 1996, to read as follows:

         2.1 Eligibility. Each Employee shall become an Eligible Employee in this Plan on the first day of the calendar quarter (January 1, April 1, July 1 and October 1) following the end of the three (3) month period commencing with the date the Employee is first entitled to be credited with an Hour of Service, provided he has completed 250 Hours of Service within such three (3) month period.

         If an Employee does not complete 250 Hours of Service  within the three
         (3) month period following the date the Employee is first entitled to be credited with an Hour of Service, he will become eligible to participate in the Plan if he completes 250 Hours of Service in the subsequent three (3) month period.

         If an Employee does not complete 250 Hours of Service in either of the above periods, he will become an Eligible Employee on the first day of the calendar quarter following the completion of 1,000 Hours of Service within any Plan Year, commencing with the Plan Year which includes the date of the end of the twelve (12) month period referred to above.

2. Section 6.2(a) of the Plan is amended in its entirety, effective October 1, 1996, to read as follows:

         6.2      Vesting of a Member's Employer Contribution Account.

         (a) A Member shall become vested in the Value of his Employer Contribution Account determined as of the most recent Valuation Date immediately preceding the date of distribution, based on the following table:

         Completed Years of Continuous Service                Vested Percentage

         Less than two (2) years                                       0
         Two (2) years but less than three (3)                        50
         Three (3) years or more                                     100

         Notwithstanding the above vesting schedule, a Member shall become one hundred percent (100%) vested in his Employer Contribution Account upon death, attainment of Normal Retirement Age or upon becoming Totally and Permanently Disabled.

Amendments:  June 5, 1996
Page 2 of 2.



3. The first sentence of Section 4.2(a) of the Plan is amended in its entirety, effective January 1, 1997, to read as follows:

         4.2      Employer Contributions.

         (a) The Employer shall, with respect to each eligible Member, make Employer Matching Contributions to the Plan, equal to fifty percent (50%) of the portion of such Member's Before-Tax Contributions up to four percent (4%) of his Compensation for the Plan Year.



                                           By Order of the Board of Directors


                                           Approved:

                                           /S/ WILLIAM S. LAWRENCE
                                           William S. Lawrence
                                           Senior Vice President, Finance